------------------------------------------------
COLONIAL MINNESOTA TAX-EXEMPT FUND ANNUAL REPORT
------------------------------------------------

JANUARY 31,1999

[graphic omitted]

                         ------------------------------
                           Not FDIC   May Lose Value
                           Insured    No Bank Guarantee
                         ------------------------------

                  COLONIAL MINNESOTA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1998 - JANUARY 31, 1999

PORTFOLIO MANAGER COMMENTARY: "Interest rate volatility, low nominal interest rates and a near-record level of supply created challenging conditions for tax-exempt investors. Despite these hurdles, the Fund was well positioned. We took advantage of declining interest rates and a strong Minnesota economy, generating attractive performance relative to the Fund's Lipper peer group."(1)
                                                               -- Brian Hartford

                 COLONIAL MINNESOTA TAX-EXEMPT FUND PERFORMANCE

                                                  CLASS A    CLASS B   CLASS C
Inception dates                                   9/26/86    8/4/92    8/1/97
-------------------------------------------------------------------------------
12-month distributions declared per share(2)      $0.591     $0.533    $0.556
-------------------------------------------------------------------------------
SEC yields on 1/31/99(3)                           3.78%      3.22%     3.52%
-------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                   6.84%      5.83%     6.37%
-------------------------------------------------------------------------------
12-month total returns, assuming                   6.40%      5.59%     5.91%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)(5)
-------------------------------------------------------------------------------
Net asset value per share on 1/31/99               $7.36     $7.36      $7.36
--------------------------------------------------------------------------------


QUALITY BREAKDOWN(6) (as of 1/31/99)        TOP FIVE SECTORS(6) (as of 1/31/99)
---------------------------------------     -----------------------------------
AAA          43.9%   BB            0.9%     Local General Obligations   16.5%
AA           25.7%   CCC           1.2%     Hospitals                   15.1%
A            10.0%   Nonrated      9.6%     Education                   13.4%
BBB           6.1%   Short-Term             Joint Power Authority       11.1%
                     Obligations   2.6%     Refunded/Escrowed            7.9%

(1) See complete Lipper rankings on page 3.

(2) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income and will be taxable when distributed.

(3) The 30-day SEC yields on January 31, 1999, reflect the portfolio's earning power, net of expenses, and are expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.22% for Class C shares.

(4) Taxable-equivalent SEC yields are based on the combined maximum effective 44.7% federal and Minnesota state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.

(5) Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(6) Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the annual report for Colonial Minnesota Tax-Exempt Fund for the 12 months ended January 31, 1999.

The past 12 months were generally positive for bonds, although conditions varied considerably as domestic and international events affected all sectors of the bond market. Despite some economic uncertainty early in the year, the economy continued to grow and inflation remained low, creating a positive climate for bonds.

International events played a role in the strong U.S. bond market. The economic turmoil in Asia that began in 1997 gradually spread to other less-developed markets, most notably Russia and Latin America. During pockets of increased volatility, investors around the world sought the relative quality and stability of U.S. Treasury bonds. Although demand for safety made Treasurys the bond market's biggest winner, municipal bonds also benefited.

Colonial's disciplined bond fund management style and long-term investment orientation served shareholders well during this volatile period, helping the Fund outperform the majority of its peers over the past 12 months.1 For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial Minnesota Tax-Exempt Fund may provide an attractive option.

The Portfolio Manager Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Minnesota Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    March 11, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Minnesota Tax-Exempt Municipal Fund universe. The Fund (Class A shares) ranked in the first quartile for one year (3 out of 47 funds), in the first quartile for five years (3 out of 27 funds) and in the third quartile for ten years (7 out of 12 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance does not guarantee future results.

Because economic and market conditions change frequently, there can be no assurance that the trends discussed above or on the following pages will continue.

                            PORTFOLIO MANAGER REPORT

BRIAN HARTFORD is portfolio manager of Colonial Minnesota Tax-Exempt Fund. Mr. Hartford is a senior vice president of Colonial Management Associates, Inc. and is the quantitative risk manager for Colonial's tax-exempt investments.

TAX-EXEMPT MARKET GENERATED MODEST GAINS
The period began on a positive note, with the U.S. economy strong and no clear signs of inflation. Throughout the year, a series of international crises were manifested domestically, affecting both stock and bond prices. Instability in Asia, Russia and Latin America contributed to an increase in the U.S. trade deficit and concerns about corporate profitability. This fall, the Federal Reserve Board lowered short-term interest rates three times in an effort to renew investor confidence. Sentiment about how these events might impact the U.S. economy in the long run shifted throughout the period, taking fixed-income investors on a roller coaster ride through much of the year. Overall, bond prices rose during the period.

Like the broader bond market, municipal bond prices were affected by global events and interest rate volatility. In addition, the tax-exempt market experienced a near-record level of issuance in 1998, as issuers took advantage of lower interest rates to refinance existing debt and to finance new projects. At times, the market found it difficult to absorb this supply. Despite this challenging environment, municipal bond prices rose 1.57% during the year as measured by the Bond Buyer 40 Index, a widely used measure of municipal market performance.

FUND'S PERFORMANCE REFLECTS INVESTMENT STRATEGY
For the 12-month period, the Fund generated a total return of 6.40% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 5.56% for the same time period. We attribute this performance to the Fund's investment strategy.

Our forecast for modest economic growth and low inflation led us to believe that interest rates would decline. Since bond prices tend to rise when interest rates fall, we emphasized bonds with a higher sensitivity to interest rate changes for most of the year. These included noncallable bonds, which cannot be refinanced at a lower rate of interest prior to maturity. The longer life span of these bonds increases their sensitivity to changes in interest rates, often producing attractive price gains when interest rates decline.

In the final months of the year our analysis suggested that the market was overvalued. In response, we reduced the Fund's sensitivity to interest rate changes by shortening its duration. We will continue to actively manage the Fund's positioning in an effort to add value for our investors.

MINNESOTA ECONOMY ROLLED ON
Minnesota was a prime beneficiary of strong national and regional economies during 1998, generating healthy economic gains during the year as employment, income and gross state product all increased. However, future growth may be restrained by tight labor markets and weak global economies. Therefore, many of the portfolio's holdings represent revenue-backed, essential-service bonds, such as utilities, health care and education. For example, we purchased bonds of several Minnesota colleges. We believe their positive enrollment and endowment trends, combined with relatively high yields, produce attractive appreciation potential.

Heading into the new year, we believe the state is in very good financial condition. Positive economic trends have been reflected in the state's annual budget surplus, which has been buoyed by revenue collections that exceeded expectations by more than $4 billion. As a result, Minnesota has reduced the amount of its expected general obligation bond borrowing for the next few years, indicating a decline in new-issue supply that could have a positive price effect on Minnesota's outstanding bonds.

POSITIVE OUTLOOK FOR MUNICIPAL MARKET CONDITIONS
Looking ahead, inflation should remain low, as we expect productivity gains and a worldwide surplus in manufacturing capacity to limit the potential for substantial price increases. In the municipal market, we expect positive supply and demand dynamics. We doubt total issuance will match 1998's near-record supply of $280 billion, partially because refinancing volume should slow down as many issuers have already refinanced. Overall, lower supply combined with generally positive expectations for the economic environment should have a positive impact on municipal bond prices. However, as we end the eighth consecutive year of economic expansion in the U.S., we will watch for events and trends that could change our expectations and possibly lead us to alter our investment strategy.

         COLONIAL MINNESOTA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                    Growth of $10,000 from 1/31/89 - 1/31/99
AS_OF_DATE                    NAV               POP             Lehman
Mar 31, 89                  $ 9,915           $ 9,444           $ 9,862
Jun 30, 89                   10,371             9,878            10,446
Sep 30, 89                   10,352             9,860            10,453
Dec 31, 89                   10,644            10,138            10,854
Mar 31, 90                   10,794            10,281            10,903
Jun 30, 90                   10,994            10,472            11,157
Sep 30, 90                   11,036            10,512            11,164
Dec 31, 90                   11,421            10,879            11,645
Mar 31, 91                   11,612            11,061            11,908
Jun 30, 91                   11,807            11,247            12,163
Sep 30, 91                   12,178            11,599            12,636
Dec 31, 91                   12,483            11,890            13,059
Mar 31, 92                   12,538            11,942            13,098
Jun 30, 92                   12,937            12,322            13,595
Sep 30, 92                   13,212            12,585            13,956
Dec 31, 92                   13,401            12,765            14,210
Mar 31, 93                   13,818            13,161            14,738
Jun 30, 93                   14,198            13,524            15,221
Sep 30, 93                   14,631            13,936            15,735
Dec 31, 93                   14,835            14,130            15,956
Mar 31, 94                   14,162            13,489            15,080
Jun 30, 94                   14,272            13,594            15,246
Sep 30, 94                   14,405            13,721            15,351
Dec 31, 94                   14,118            13,447            15,131
Mar 31, 95                   15,114            14,396            16,201
Jun 30, 95                   15,131            14,413            16,591
Sep 30, 95                   15,520            14,783            17,068
Dec 31, 95                   16,396            15,617            17,772
Mar 31, 96                   15,998            15,238            17,558
Jun 30, 96                   16,168            15,400            17,693
Sep 30, 96                   16,541            15,755            18,098
Dec 31, 96                   16,914            16,111            18,559
Mar 31, 97                   16,749            15,953            18,515
Jun 30, 97                   17,444            16,615            19,153
Sep 30, 97                   18,026            17,170            19,730
Dec 31, 97                   18,556            17,675            20,265
Mar 31, 98                   18,704            17,815            20,499
Jun 30, 98                   19,003            18,100            20,811
Sep 30, 98                   19,477            18,522            21,450
Dec 31, 98                   20,232            19,271            21,578
Jan 31, 99                   19,929            18,983            21,835

                 GROWTH OF A $10,000 INVESTMENT MADE ON 1/31/89
                                  As of 1/31/99
--------------------------------------------------------------------------------
      CLASS A                     CLASS B                        CLASS C
  NAV          POP            NAV         w/CDSC             NAV          w/CDSC
--------------------------------------------------------------------------------
$19,929      $18,983        $18,987       $18,987           $19,793      $19,793

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 1/31/99
--------------------------------------------------------------------------------
                         CLASS A            CLASS B             CLASS C
INCEPTION                9/26/86            8/4/92              8/1/97
                       NAV     POP        NAV    w/CDSC      NAV      w/CDSC
--------------------------------------------------------------------------------
1 YEAR                6.40%   1.35%      5.59%    0.67%      5.91%     4.93%
5 YEARS               5.87    4.84       5.08     4.75       5.72      5.72
--------------------------------------------------------------------------------
10 YEARS              7.14    6.62       6.62     6.62       7.07      7.07
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                                 INVESTMENT PORTFOLIO
                           JANUARY 31, 1999 (IN THOUSANDS)

MUNICIPAL BONDS - 97.5%                                          PAR      VALUE
--------------------------------------------------------------------------------
 EDUCATION - 13.4%
   EDUCATION
   N.W. College Chiropractic,
                           5.200%     10/01/2013 (a)          $ 275     $   275
   State Higher Education Facilities
    Authority:
    Carleton College, Series 4-N,
                           5.000%     11/01/2018              1,500       1,513
    Macalester College, Series 4-N,
                           5.550%     03/01/2017                500         535
    St. Johns University, Series 4-L,
                           5.350%     10/01/2017              1,000       1,041
    St. Thomas University:
     Series 4-M,
                           5.350%     04/01/2017                500         520
     Series 4-P,
                           5.375%     04/01/2018                525         544
   University of Minnesota:
    Series 1996-A:
                           5.750%     07/01/2017              1,000       1,126
                           5.750%     07/01/2014                500         567
    Series 1999-A,
                           5.500%     07/01/2021              1,000       1,100
                                                                        -------
                                                                          7,221
                                                                        -------

 ................................................................................
 HEALTHCARE - 16.6%
   HOSPITALS - 15.1%
   Health East St. Paul,
                           6.625%     11/01/2017                485         503
   Minneapolis Children's Hospital,
                           4.450%     08/15/2011 (b)          1,000       1,007
   Monticello-Big Lake Community Hospital
    District,
                           5.750%     12/01/2019                500         532
   Princeton,
    Fairview Hospital,
    Series 1991-C,
                           6.250%     01/01/2021                300         324
   Red Wing,
    River Region Group,
    Series 1993-A:
                           6.400%     09/01/2012                200         214
                           6.500%     09/01/2022                300         322
   Redwoodfalls Hospital,
                           5.750%     12/01/2023                500         502
   Rochester:
    Mayo Foundation:
    Series 1993-A,
                           5.500%     11/15/2027              1,000       1,053
    Series 1998-A,
                           5.500%     11/15/2027              1,000       1,053
    Mayo Medical Center,
    Series 1992-I,
                           5.900%     11/15/2009              1,000       1,156
   St. Paul Housing & Redevelopment Authority:
    Healtheast Project,
    Series 1997-A,
                           5.500%     11/01/2009                250         245
    Series 1993-A,
                           6.625%     11/01/2017                245         254
   St. Paul Regions Hospital,
                           5.300%     05/15/2028              1,000         971
                                                                        -------
                                                                          8,136
                                                                        -------
   LIFECARE - 0.6%
   Columbia Heights,
    Crest View Corp.,
    Series 1998,
                           6.000%     03/01/2033                300         302
                                                                        -------
   NURSING HOME - 0.9%
   Duluth Economic Development Authority,
    BSM Properties, Inc.,
    Series 1998-A,
                           5.875%     12/01/2028                250         250
   Minneapolis,
    Walker Methodist Senior Services Group,
    Series 1998-A,
                           5.875%     11/15/2018                250         253
                                                                        -------
                                                                            503
                                                                        -------

 ................................................................................
 HOUSING - 5.5%
   ASSISTED LIVING/SENIOR - 0.8%
   Bloomington Housing &
   Redevelopment Authority,
    Senior Summer House,
    Series 1998,
                           5.500%     11/01/2001                110         110
   Roseville,
   Elder Care Institute, Inc.,
    Series 1993,
                           7.750%     11/01/2023                300         304
                                                                        -------
                                                                            414
                                                                        -------
   MULTI-FAMILY - 1.5%
   Lakeville,
    Southfork Apartment Project,
    Series 1989-A,
                           9.875%     02/01/2020                200         201
   Minneapolis Redevelopment Mortgage,
    Riverplace Project,
    Series 1987-A,
                           7.100%     01/01/2020                225         228
   Washington County Housing &
    Redevelopment Authority,
    Cottages of Aspen,
    Series 1992,
                           9.250%     06/01/2022                175         193
   White Bear Lake,
    Birch Lake Townhomes Project,
    Series 1989-A,
                           9.750%     07/15/2019                200         204
                                                                        -------
                                                                            826
                                                                        -------
   SINGLE-FAMILY - 3.2%
   Chicago & Stearns Counties,
    Series 1994-B,
                           7.050%     09/01/2027              1,175       1,276
   Dakota County Housing &
    Redevelopment Authority,
    Series 1986,
                           7.200%     12/01/2009                 60          61
   Minneapolis-St. Paul Housing
    Board,
    Series 1987-C,
                           8.875%     11/01/2018                245         250
   State Housing Finance Agency,
    Series 1988-D,
                           8.050%     08/01/2018                 90          92
   Washington County Housing &
    Redevelopment Authority,
    City Of Cottage Grove,
    Series 1986,
                           7.600%     12/01/2011                 60          60
                                                                        -------
                                                                          1,739
                                                                        -------

 ................................................................................
 OTHER - 10.4%
   POOL/BOND BANK - 2.5%
   Minneapolis Community Development Agency,
    Series 1991-1,
                           8.000%     12/01/2016                250         277
   State Public Facilities Authority,
    Water Pollution Control Revenue,
    Series 1996-B,
                           5.400%     03/01/2016              1,000       1,047
                                                                        -------
                                                                          1,324
                                                                        -------
   REFUNDED/ESCROWED (C) - 7.9%
   Burnsville,
    Fairview Community Hospital,
    Series 1982-A,
                               (d)    05/01/2012 (b)          2,145       1,056
   Dakota & Washington Counties
    Housing & Redevelopment Authority,
    Series 1988,
                           8.150%     09/01/2016                235         325
   Metropolitan Council,
    Hubert H. Humphrey Metrodome,
    Series 1992,
                           6.000%     10/01/2009                300         329
   Moorhead Residential,
                           7.100%     08/01/2011                 20          24
   Owatonna Independent School,
    District No. 761,
    Series 1990:
                           7.100%     02/01/2009                115         115
                           7.100%     02/01/2010                120         120
                           7.100%     02/01/2011                130         130
   St. Louis Park,
    Methodist Hospital,
    Series 1990-C,
                           7.250%     07/01/2018                165         177
    University of St. Thomas,
    Series 3 C,
                           7.100%     09/01/2010                100         107
   State Higher Education Facilities Authority,
    Hamline University,
    Series 3-k,
                           6.600%     06/01/2008                250         273
   Western Minnesota Municipal
    Power Agency,
    Series 1983-A,
                           9.750%     01/01/2016              1,000       1,575
                                                                        -------
                                                                          4,231
                                                                        -------

 ................................................................................
 OTHER REVENUE - 8.1%
   HOTELS - 0.5%
   Minneapolis,
    Holiday Inn Metrodome Project,
                           6.000%     12/01/2001                250         253
                                                                        -------
   INDUSTRIAL - 6.1%
   Alexandria Industrial Development
    Revenue Bonds,
    Seluemed Ltd.,
                           5.850%     03/01/2018                830         848
   Brooklyn Park,
    TL Systems Corp.,
    Series 1991,
                          10.000%     09/01/2016                250         304
   Buffalo,
    Von Ruden Manufacturing, Inc.,
    Series 1989,
                          10.500%     09/01/2014                515         543
   Duluth Seaway Port Authority,
    Cargill Inc.,
    Series 1993-A,
                           5.750%     12/01/2016              1,500       1,583
                                                                        -------
                                                                          3,278
                                                                        -------
   PAPER PRODUCTS - 1.5%
   Hubbard County Solid Waste Disposal Revenue,
    Potlatch Corp.,
    Series 1987-A,
                           7.375%     08/01/2013                285         295
   International Falls,
    Boise Cascade Corp. Project,
                           5.650%     12/01/2022                500         495
                                                                        -------
                                                                            790
                                                                        -------

 ................................................................................
 TAX-BACKED - 27.0%
   LOCAL APPROPRIATED -  3.4%
   Elk River Independent School District No. 728,
    Series 1997-A,
                           5.375%     02/01/2017              1,000       1,041
   Hibbing Economic Development Authority,
                           6.400%     02/01/2012                300         315
   Minneapolis Special School District
    Series 1998-A,
                           4.750%     02/01/2018                500         495
                                                                        -------
                                                                          1,851
                                                                        -------
   LOCAL GENERAL OBLIGATIONS - 16.5%
   Austin,
    Series 1998-A,
                           5.450%     10/01/2017                500         527
   Minneapolis St. Paul Metropolitan
    Airport Commission,
                           5.000%     12/01/2013              1,000       1,047
   New York Mills Independent School
    District No. 553,
    Series 1992-A,
                           6.850%     02/01/2018                210         228
   North St. Paul & Maplewood Unified
    School District,
    Series 1996-A,
                           5.125%     02/01/2025              2,000       2,030
   Roseau Independent School
    District No. 682,
    Series 1991,
                           7.000%     02/01/2014                200         208
   Rosemount Independent School
    District No. 196,
    Series 1994-B,
                              (d)     06/01/2010 (b)          2,765       1,694
   St. Cloud Hydroelectric,
    Series 1996-D,
                           5.250%     12/01/2018              2,000       2,060
   Wasica Independent School District
    No. 829,
                           5.500%     04/01/2017              1,000       1,094
                                                                        -------
                                                                          8,888
                                                                        -------
   Special Non-Property Tax - 0.6%
   Red Lake Bank of Chippewa Indians,
    Series 1998,
                           6.250%     08/01/2013                300         300
                                                                        -------
   SPECIAL PROPERTY TAX - 0.4%
   Duluth Economic Development Authority,
    Series 1998-A,
                              (d)     02/01/2008                295         203
                                                                        -------
   STATE APPROPRIATED - 4.1%
   State,
    Duluth Airport,
    Series 1995-B,
                           6.250%     08/01/2014              2,000       2,222
                                                                        -------
   STATE GENERAL OBLIGATIONS - 2.0%
   State,
    Series 1995,
                           5.250%     08/01/2014              1,000       1,051
                                                                        -------

 ................................................................................
 TRANSPORTATION - 3.7%
   AIRPORT - 2.0%
   Minneapolis-St. Paul Metropolitan
    Airports Commission,
    Series 1998-B,
                           5.250%     01/01/2012              1,000       1,060
                                                                        -------
   TRANSPORTATION - 1.7%
   Blaine,
    Consolidated Freightways, Inc.,
    Series 1998,
                           5.150%     01/01/2004                300         302
   St. Paul Port Authority:
    Series F:
                           9.125%     12/01/2000                 25          25
                           9.125%     12/01/2001                 25          25
                           9.125%     12/01/2002                 25          25
                           9.125%     12/01/2014                575         549
                                                                        -------
                                                                            926
                                                                        -------

 ................................................................................
 UTILITY - 12.8%
 INVESTOR OWNED - 1.7%
 Anoka County:
    Northern States Power Co.,
    Series 1998,
                           4.600%     12/01/2008 (a)            500         500
    United Power Assoc.,
    Series 1987-A,
                           6.950%     12/01/2008                400         425
                                                                        -------
                                                                            925
                                                                        -------
   JOINT POWER AUTHORITY - 11.1%
   Northern Municipal Power Agency,
    Minnesota Power & Light Co.,
    Series 1989-A,
                           4.750%     01/01/2020              1,500       1,475
   Southern Minnesota Municipal
    Power Agency:
    Series A,
                           5.000%     01/01/2016 (b)            450         450
    Series 1993-A:
                           4.750%     01/01/2016 (b)          1,250       1,252
                           5.000%     01/01/2012                750         767
    Series 1994-A,
                               (d)    01/01/2027 (b)          3,900         969
    Series 1998-A,
                           5.000%     01/01/2013              1,000       1,045
                                                                        -------
                                                                          5,958
                                                                        -------

TOTAL INVESTMENTS  (Cost of $49,051)(e)                                  52,401
                                                                        -------

SHORT-TERM OBLIGATIONS - 2.6%
-------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
CA Irvine Improvement Bond Act of 1915:
    Series 1997,
                           3.000%     09/02/2022                200         200
    Series 1998,
                           3.000%     09/02/2023              1,100       1,100
   NY New York City,
                           3.300%     10/01/2020                100         100
                                                                        -------
   TOTAL SHORT-TERM OBLIGATIONS                                           1,400
                                                                        -------

OTHER ASSETS & LIABILITIES, NET - (0.1)%                                    (58)
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                     $53,743
                                                                        -------

(a) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(b) These securities, or a portion thereof, with a total market value of $4,647 are being used to collateralize the delayed delivery purchase indicated in note (a) above and open futures contracts.
(c) The Fund has been informed that each issuer has placed direct obligation of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) Zero coupon bond.
(e) Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1999.

Short futures contract open on January 31, 1999,

                      Par Value                                      Unrealized
                      covered by              Expiration            depreciation
       Type           contracts                 month                at 1/31/99
-------------------------------------------------------------------------------
   Treasury Bond           2,000                 March                 $  13

                       STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1999

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $49,051)                                 $ 52,401
Short-term obligations                                                 1,400
                                                                    --------
                                                                      53,801
Receivable for:
  Interest                                              $ 737
  Investments sold                                        102
  Fund shares sold                                          1
Other                                                      68            908
                                                        -----       --------
    Total Assets                                                      54,709
LIABILITIES
Payable for:
  Investments purchased                                   774
  Fund shares repurchased                                 112
  Distributions                                            65
  Variation margin on futures                               4
  Payable to Advisor                                        3
Accrued:
  Deferred Trustees fees                                    3
Other                                                       5
                                                        -----
    Total Liabilities                                                    966
                                                                    --------

NET ASSETS                                                          $ 53,743
                                                                    --------
Net asset value & redemption price per share -
Class A ($32,075/4,356)                                                $7.36 (a)
                                                                    --------
Maximum offering price per share - Class A
($7.36/0.9525)                                                         $7.73 (b)
                                                                    --------
Net asset value & offering price per share -
Class B ($21,398/2,906)                                                $7.36 (a)
                                                                    --------
Net asset value & offering price per share -
Class C ($270/37)                                                      $7.36 (a)
                                                                    --------
COMPOSITION OF NET ASSETS
Capital paid in                                                     $ 51,015
Overdistributed net investment income                                    (61)
Accumulated net realized loss                                           (548)
Net unrealized appreciation (depreciation) on:
  Investments                                                          3,350
  Open futures contracts                                                 (13)
                                                                    --------
                                                                    $ 53,743
                                                                    --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED JANUARY 31, 1999

(in thousands)
INVESTMENT INCOME
Interest                                                              $ 2,941

EXPENSES
Management fee                                          $ 264
Service fee                                                90
Distribution fee - Class B                                154
Distribution fee - Class C                                  2
Transfer agent                                             81
Bookkeeping fee                                            28
Registration fee                                           15
Custodian fee                                               6
Audit fee                                                  17
Trustees fee                                                8
Reports to shareholders                                     4
Legal fee                                                   5
Other                                                      17
                                                        -----
Total expenses                                            691
Fees and expenses waived or borne
  by the Advisor                                          (33)
Fees waived by the Distributor - Class C                   (1)
Custodian credits earned                                   (5)            652
                                                        -----         -------
       Net Investment Income                                            2,289
                                                                      -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
 Investments                                            1,346
Closed futures contracts                                  105
                                                        -----
       Net Realized Gain                                                1,451
Change in net unrealized depreciation
 during the period on:
 Investments                                             (606)
 Open futures contracts                                   (13)
                                                        -----
  Net Unrealized Depreciation                                            (619)
                                                                      -------
   Net Gain                                                               832
                                                                      -------
Increase in Net Assets from Operations                                $ 3,121
                                                                      -------

See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                         Year ended January 31
                                                     --------------------------
INCREASE (DECREASE) IN NET ASSETS                      1999           1998 (a)
Operations:
Net investment income                                 $ 2,289         $ 2,484
Net realized gain                                       1,451             479
Net unrealized appreciation (depreciation)               (619)          2,474
                                                      -------         -------
    Net Increase from Operations                        3,121           5,437
Distributions:
From net investment income - Class A                   (1,485)         (1,658)
In excess of net investment income - Class A              (65)            --
From net realized gains - Class A                        (774)           (201)
In excess of net realized gains - Class A                (209)            --
From net investment income - Class B                     (802)           (825)
In excess of net investment income - Class B              (35)            --
From net realized gains - Class B                        (513)           (122)
In excess of net realized gains - Class B                (139)            --
From net investment income - Class C                       (9)             (2)
In excess of net investment income - Class C               (b)            --
From net realized gains - Class C                          (6)             (1)
In excess of net realized gains - Class C                  (2)            --
                                                      -------         -------
                                                         (918)          2,628
                                                      -------         -------
Fund Share Transactions:
Receipts for shares sold - Class A                      1,527           2,735
Value of distributions reinvested - Class A             1,749           1,237
Cost of shares repurchased - Class A                   (3,475)         (7,779)
                                                      -------         -------
                                                         (199)         (3,807)
                                                      -------         -------
Receipts for shares sold - Class B                      2,986           1,912
Value of distributions reinvested - Class B             1,105             639
Cost of shares repurchased - Class B                   (2,606)         (2,644)
                                                      -------         -------
                                                        1,485             (93)
                                                      -------         -------
Receipts for shares sold - Class C                        120             132
Value of distributions reinvested - Class C                17               3
Cost of shares repurchased - Class C                       (b)            --
                                                      -------         -------
                                                          137             135
                                                      -------         -------
Net Increase (Decrease) from Fund Share
  Transactions                                          1,423          (3,765)
                                                      -------         -------
        Total Increase (Decrease)                         505          (1,137)




(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS - CONT.




(in thousands)                                       Year ended January 31
                                                   ---------------------------
                                                      1999         1998 (a)
NET ASSETS
Beginning of period                                   $53,238         $54,375
                                                      -------         -------
End of period (net of overdistributed and
including undistributed net investment
income of $61 and $7, respectively                    $53,743         $53,238
                                                      -------         -------

NUMBER OF FUND SHARES
Sold - Class A                                            206             378
Issued for distributions reinvested - Class A             237             170
Repurchased - Class A                                    (467)         (1,074)
                                                      -------         -------
                                                          (24)           (526)
                                                      -------         -------
Sold - Class B                                            402             262
Issued for distributions reinvested - Class B             150              88
Repurchased - Class B                                    (352)           (363)
                                                      -------         -------
                                                          200             (13)
                                                      -------         -------
Sold - Class C                                             16              18
Issued for distributions reinvested - Class C               3              (b)
Repurchased - Class C                                      (b)            --
                                                      -------         -------
                                                           19              18
                                                      -------         -------



(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1999

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial Minnesota Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro rata portion of the combined average net assets of the funds constituting Trust V as follows:

            Average Net Assets                       Annual Fee Rate
            ------------------                       ---------------
             First $2 billion                            0.50%
              Over $2 billion                            0.45%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Liberty Financial Investment, Inc. (the Distributor), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended January 31 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $5,422 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $23,210, and $30 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                     Valuation of shares                       Annual
                  outstanding on the 20th of                     Fee
                 each month which were issued                   Rate
                 ----------------------------                   ----
                 Prior to November 30, 1994                     0.10%
                 On or after December 1, 1994                   0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: Through October 31, 1998, the Advisor waived fees and bore certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceeded 0.75% annually of the Fund's average net assets. Effective November 1, 1998 the expense limit was eliminated.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $5,436 applied during the year ended January 31, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: For the year ended January 31, 1999, purchases and sales of investments, other than short-term obligations, were $17,433,200 and $17,563,510, respectively.

Unrealized appreciation (depreciation) at January 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

           Gross unrealized appreciation                $ 3,413,823
           Gross unrealized depreciation                    (63,647)
                                                        -----------
               Net unrealized appreciation              $ 3,350,176
                                                        -----------

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1999.

NOTE 5.  RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)
 ...............................................................................
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 7,085,532 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                              AUTHORITY
                                                    FOR       WITHHELD
                                                    ---       --------
To Elect a Board of Trustees:
     Robert J. Birnbaum                           3,969,258    110,094
     Tom Bleasdale                                3,973,225    106,127
     John Carberry                                3,971,436    107,916
     Lora S. Collins                              3,971,377    107,975
     James E. Grinnell                            3,973,225    106,127
     Richard W. Lowry                             3,973,225    106,127
     Salvatore Macera                             3,971,377    107,975
     William E. Mayer                             3,973,225    106,127
     James L. Moody, Jr.                          3,973,225    106,127
     John J. Neuhauser                            3,973,225    106,127
     Thomas E. Stitzel                            3,973,225    106,127
     Robert L. Sullivan                           3,973,225    106,127
     Anne-Lee Verville                            3,971,377    107,975

To amend fundamental investment policies regarding borrowing and lending.

                    FOR                      AGAINST        ABSTAIN
                    ---                      -------        -------
                 2,907,404                    74,862        196,581

To approve policies for a master fund/feeder fund structure.

                    FOR                      AGAINST        ABSTAIN
                    ---                      -------        -------
                 2,877,388                    91,451        210,005

                              FINANCIAL HIGHLIGHTS

   Selected data for a share of each class outstanding throughout each period are as follows:
                                               Year ended January 31
                                      -------------------------------------
                                                       1999
                                         Class A      Class B      Class C
                                       ----------   -----------   ---------
Net asset value -
   Beginning of period                    $7.490       $ 7.490     $ 7.490
                                          ------       -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                               0.351         0.293       0.316 (b)
Net realized and
  unrealized gain                          0.110         0.110       0.110
                                          ------       -------     -------
   Total from Investment
      Operations                           0.461         0.403       0.426
                                          ------       -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                (0.345)       (0.289)     (0.311)
In excess of net investment income        (0.015)       (0.013)     (0.014)
From net realized gains                   (0.182)       (0.182)     (0.182)
In excess of realized gains               (0.049)       (0.049)     (0.049)
                                          ------       -------     -------
Total Distributions
  Declared to Shareholders                (0.591)       (0.533)     (0.556)
                                          ------       -------     -------
Net asset value -
   End of period                          $7.360       $ 7.360     $ 7.360
                                          ------       -------     -------
Total return (c)(d)                        6.40%         5.59%       5.91%
                                          ------       -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                               0.94%         1.69%       1.39% (b)
Net investment
   income (e)                              4.62%         3.87%       4.17% (b)
Fees and expenses
   waived or borne
   by the Advisor (e)                      0.06%         0.06%       0.06%
Portfolio turnover                           34%           34%         34%
Net assets at end
  of period (000)                        $32,075       $21,398       $ 270

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                          $0.005       $ 0.005     $ 0.005
(b) Net of fees waived by the Distributor which amounted to $ 0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

                           FINANCIAL HIGHLIGHTS - CONT

   Selected data for a share of each class outstanding throughout each period are as follows:
                                              Year ended January 31
                                    --------------------------------------
                                                    1998
                                     Class A       Class B       Class C (b)
                                    ----------    ----------     ---------
Net asset value -
   Beginning of period                $ 7.130        $7.130       $ 7.470
                                      -------        ------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)               0.362         0.308         0.163 (c)
Net realized and
  unrealized gain (loss)                0.405         0.405         0.066
                                      -------        ------       -------
   Total from Investment
      Operations                        0.767         0.713         0.229
                                      -------        ------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.362)       (0.308)       (0.164)
From net realized gains                (0.045)       (0.045)       (0.045)
                                      -------        ------       -------
Total Distributions
  Declared to Shareholders             (0.407)       (0.353)       (0.209)
                                      -------        ------       -------
Net asset value - End of period       $ 7.490        $7.490       $ 7.490
                                      -------        ------       -------
Total return (d)(e)                    11.04%        10.22%         3.13% (f)
                                      -------        ------       -------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                            0.91%         1.66%         1.36% (c)(h)
Net investment income (g)               4.97%         4.22%         4.40% (c)(h)
Fees and expenses waived or
   borne by the Advisor (g)             0.11%         0.11%         0.12% (h)
Portfolio turnover                        19%           19%           19%
Net assets at end
  of period (000)                     $32,824       $20,278       $   136

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                      $ 0.008        $0.008       $ 0.008
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $ 0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.
(h) Annualized.

                           FINANCIAL HIGHLIGHTS - CONT

                         Year ended January 31
         ------------------------------------------------------
                   1997                         1996
          Class A       Class B         Class A      Class B
         -----------   ----------      ----------   -----------

           $ 7.350      $ 7.350          $ 6.840       $ 6.840
           -------      -------          -------       -------

             0.369        0.316            0.384         0.332

            (0.222)      (0.222)           0.516         0.516
           -------      -------          -------       -------

             0.147        0.094            0.900         0.848
           -------      -------          -------       -------

            (0.367)      (0.314)          (0.390)       (0.338)
                 -            -                -             -
           -------      -------          -------       -------

            (0.367)      (0.314)          (0.390)       (0.338)
           -------      -------          -------       -------
           $ 7.130      $ 7.130          $ 7.350       $ 7.350
           -------      -------          -------       -------
             2.16%        1.40%           13.50%        12.66%
           -------      -------          -------       -------

             0.90%        1.65%            0.85%         1.60%
             5.19%        4.44%            5.41%         4.66%

             0.13%        0.13%            0.24%         0.24%
               27%          27%              42%           42%

           $34,986      $19,389          $36,586       $19,083


           $ 0.009      $ 0.009          $ 0.016       $ 0.016

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
Approximately 99.08% of the income distributions will be treated as exempt for federal income tax purposes.

For the fiscal year ended January 31, 1999 the Fund earned $1,213,356 of long term capital gains of which none and $1,213,356 are 28% and 20% rate gains, respectively.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended January 31
                                             -----------------------
                                                     1995
                                              Class A      Class B
                                             ----------   -----------
Net asset value -
   Beginning of period                         $ 7.480       $ 7.480
                                               -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.415         0.363
Net realized and unrealized loss                (0.642)       (0.642)
                                               -------       -------
   Total from Investment Operations             (0.227)       (0.279)
                                               -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.413)       (0.361)
                                               -------       -------
Net asset value - End of period                $ 6.840       $ 6.840
                                               -------       -------
Total return (b)(c)                            (2.92)%       (3.65)%
                                               -------       -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                         0.72%         1.47%
Net investment income                            5.98%         5.23%
Fees and expenses waived or borne
  by the Advisor                                 0.26%         0.26%
Portfolio turnover                                 26%           26%
Net assets at end of period (000)              $35,846       $14,731

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                                $0.018       $ 0.018
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL MINNESOTA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Minnesota Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 1999

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Minnesota Tax-Exempt Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Minnesota Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Minnesota
Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o  NEWPORT o STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   MN-02/682G-0199 (3/99) 99/294